                                                                          497(e)
                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2001
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST


                  --    Global Bond Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    Growth-Income Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Marsico Growth Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     15

  Investment Terminology....................................     15

  Risk Terminology..........................................     18

MANAGEMENT..................................................     20

  Information about the Investment Adviser and Manager......     20

  Information about the Subadvisers.........................     20

  Portfolio Management......................................     21

  Custodian, Transfer and Dividend Paying Agent.............     24

FINANCIAL HIGHLIGHTS........................................     25

FOR MORE INFORMATION........................................     27

                                        Q&A

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.


       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.


       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS

      --------------------------------------------------------------------


      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the Trust) and to provide you with information about seven of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 13, and the glossary that follows on page 15.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.


     -----------------------------------------------------------------------------------------
            PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
     -----------------------------------------------------------------------------------------
      Global Bond Portfolio    high total return,          invests in high quality fixed
                               emphasizing current         income securities of U.S. and
                               income and, to a lesser     foreign issuers and transactions in
                               extent, capital             foreign currencies
                               appreciation
     -----------------------------------------------------------------------------------------
      SunAmerica Balanced      conservation of             maintains at all times a balanced
      Portfolio                principal and capital       portfolio of stocks and bonds, with
                               appreciation                at least 25% invested in fixed
                                                           income securities
     -----------------------------------------------------------------------------------------
      Growth-Income Portfolio  growth of capital and       invests primarily in common stocks
                               income                      or securities that demonstrate the
                                                           potential for appreciation and/or
                                                           dividends
     -----------------------------------------------------------------------------------------

      Alliance Growth          long-term growth of         invests primarily in equity
      Portfolio                capital                     securities of a limited number of
                                                           large, carefully selected, high
                                                           quality U.S. companies that are
                                                           judged likely to achieve superior
                                                           earnings
     -----------------------------------------------------------------------------------------
      MFS Mid-Cap Growth       long-term growth of         invests primarily in equity
      Portfolio                capital                     securities of medium sized
                                                           companies that its Subadviser
                                                           believes have above-average growth
                                                           potential
     -----------------------------------------------------------------------------------------
      Aggressive Growth        capital appreciation        invests primarily in equity
      Portfolio                                            securities of high growth companies
                                                           including small and medium sized
                                                           growth companies with market
                                                           capitalizations of $1.5 billion to
                                                           $10 billion
     -----------------------------------------------------------------------------------------
      Marsico Growth           long-term growth of         invests under normal circumstances
      Portfolio                capital                     at least 65% in equity securities
                                                           of large companies with a general
                                                           core position of 20 to 30 common
                                                           stocks
     -----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?



A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 13 describe various additional risks.


    Risks of Investing in Equity Securities


    The GROWTH-INCOME, ALLIANCE GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH and MARSICO GROWTH PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH and MARSICO GROWTH PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds


    The GLOBAL BOND PORTFOLIO invests primarily in bonds. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Junk Bonds


    The MFS MID-CAP GROWTH PORTFOLIO also invests significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.



    Risks of Investing Internationally



    All of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL BOND PORTFOLIO.

    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH and AGGRESSIVE GROWTH PORTFOLIOS.


    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, MFS MID-CAP GROWTH and MARSICO GROWTH PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.


    Risks of Investing in Technology Companies



    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the MARSICO GROWTH PORTFOLIO.


    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -4.65
1995                                                                             17.64
1996                                                                              9.36
1997                                                                             10.03
1998                                                                             10.87
1999                                                                             -1.05
2000                                                                              9.27

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 2.80%.
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                         9.27%         7.60%        7.29%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)         10.96%         8.44%        8.49%
--------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             24.48
1998                                                                             24.61
1999                                                                             21.40
2000                                                                             -9.43

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -9.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.29%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE          SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                 -9.43%           14.81%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%           17.77%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                       11.63%            7.67%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                              -0.46%           13.25%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Bond Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.61
1995                                                                             34.10
1996                                                                             24.06
1997                                                                             33.91
1998                                                                             30.74
1999                                                                             30.04
2000                                                                             -8.34

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -14.39% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -14.25%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2000)             YEAR       YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio                                     -8.34%      20.96%       17.84%
----------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                               -9.11%      18.33%       16.21%
----------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1994                                                                             -2.16
1995                                                                             43.79
1996                                                                             29.11
1997                                                                             31.43
1998                                                                             52.23
1999                                                                             33.07
2000                                                                            -19.47

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.37% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.67%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                                  -19.47%     22.59%         20.45%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -22.42%     18.15%         16.31%
---------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

2000                                                                             9.61

During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended 3/31/00) and the lowest return for a quarter was -10.94% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -23.89%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio                                                      9.61%        40.18%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                            -3.02%        13.22%
---------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest publicly traded companies within the Russell 3000 (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

1997                                                                             12.35
1998                                                                             17.43
1999                                                                             84.66
2000                                                                            -15.25

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -23.41% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -22.60%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                      -15.25%       18.48%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             -3.02%        7.89%
---------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.


(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest publicly traded companies within the Russell 3000 (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.



-------------------------------------------------------------------------------------------------------------------
                                 GLOBAL BOND                SUNAMERICA BALANCED               GROWTH-INCOME
-------------------------------------------------------------------------------------------------------------------
 What are the           - Fixed income securities:     -Equity securities:            -Equity securities:
 Portfolio's principal    - U.S. and non-U.S.           - common stocks                - large-cap stocks
 investments?               government securities       - Fixed income securities:     - mid-cap stocks
                          - investment grade corporate    - U.S. government securities
                            bonds                         - corporate debt instruments
                          - mortgage and asset-backed
                            securities
                        - Short-term investments
                        - Currency transactions
                        - Foreign securities
-------------------------------------------------------------------------------------------------------------------
 In what other types    - Options and futures          -Equity securities:            -Foreign securities (up to
 of investments may     - Forward commitments           -small-cap stocks (up to 20%)  25%)
 the Portfolio          - Mortgage and interest-rate    -Short-term investments (up
 significantly invest?    swaps                          to 10%)
                        - Hybrid instruments           -Defensive investments
                        - Deferred interest bonds      -Foreign securities
                        - Inverse floaters             -Illiquid securities (up to
                        - Illiquid securities (up to    15%)
                          15%)
                        - Pass-through securities
                        - Borrowing for temporary or
                          emergency purposes (up to
                          33 1/3%)
-------------------------------------------------------------------------------------------------------------------
 What other types of    - Mortgage dollar rolls        -Options and futures           -Short-term investments
 investments may the    - Zero coupon, deferred        -Currency transactions         -Defensive investments
 Portfolio use as part    interest and PIK bonds       -Borrowing for temporary or    -Borrowing for temporary or
 of efficient           - Firm commitments and when-    emergency purposes (up to      emergency purposes (up to
 portfolio management     issued or delayed-delivery    33 1/3%)                       33 1/3%)
 or to enhance return?    transactions                 -Securities lending (up to     -Options and futures
                        - Forward commitments           33 1/3%)
                        - Loan participations
                        - Securities lending (up to
                          33 1/3%)
                        - Interest rate swaps, caps,
                        floors and collars
-------------------------------------------------------------------------------------------------------------------
 What risks normally    - Interest rate fluctuations   -Market volatility             -Market volatility
 affect the Portfolio?  - Credit quality               -Interest rate fluctuations    -Securities selection
                        - Currency volatility          -Credit quality                -Active trading
                        - Derivatives                  -Currency volatility           -Growth stocks
                        - Market volatility            -Foreign exposure
                        - Non-diversified status       -Derivatives
                        - Foreign exposure             -Hedging
                        - Hedging
                        - Securities selection
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    MFS MID-CAP
                         ALLIANCE GROWTH              GROWTH              AGGRESSIVE GROWTH         MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
 What are the        - Equity securities:     -Equity securities       -Equity securities:      -Equity securities:
 Portfolio's           - large-cap stocks      (at least 65%):          -small-cap stocks       -large-cap stocks
 principal                                    -common stocks            -mid-cap stocks
 investments?                                  -mid-cap stocks          -convertible securities
                                               -convertible securities  -warrants
                                               -Fixed income           -Defensive investments
                                              securities:              -Options and futures
                                               -preferred stocks
                                              -Foreign securities:
                                               -depositary receipts
---------------------------------------------------------------------------------------------------------------------------
 In what other       - Foreign securities     -Foreign securities      N/A                      -Foreign securities
 types of              (up to 25%)             (up to 20%)                                       (up to 25%)
 investments may                              -Junk bonds (up to 10%)                           -Fixed income
 the Portfolio                                -Securities lending                                securities
 significantly                                  (up to 33 1/3%)                                  -U.S. government
 invest?                                                                                          securities
                                                                                                 -preferred stocks
                                                                                                 -junk bonds (up to 10%)
                                                                                                 -investment grade fixed
                                                                                                  income securities
                                                                                                 -zero-coupon, deferred
                                                                                                  interest and PIK bonds
                                                                                                -Convertible securities
                                                                                                -Warrants
                                                                                                -Forward commitment
                                                                                                 agreements
                                                                                                -When-issued and
                                                                                                 delayed-delivery
                                                                                                 transactions
---------------------------------------------------------------------------------------------------------------------------
 What other types    - Short-term             -Warrants                -Borrowing for           -Short-term investments
 of investments may    investments              -Rights                 temporary or emergency  -Defensive investments
 the Portfolio use   - Defensive investments  -Corporate debt           purposes                -Options and futures
 as part of          - Borrowing for           instruments              (up to 33 1/3%)         -Borrowing for
 efficient             temporary or           -U.S. Government         -Illiquid securities      temporary or emergency
 portfolio             emergency purposes      securities                 (up to 15%)            purposes (up to
 management or to      (up to 33 1/3%)        -Zero-coupon, deferred   -Short-term investments   33 1/3%)
 enhance return?     - Options and futures     interest and PIK bonds                           -Illiquid securities
                                              -Short sales                                       (up to 15%)
                                              -When issued and                                  -Currency transactions
                                               delayed-delivery
                                               transactions
                                              -Options and futures
                                              -Currency transactions
                                              -Forward commitments
                                              -Registered investment
                                               companies
                                              -Short-term investments
---------------------------------------------------------------------------------------------------------------------------
 What risks          - Market volatility      -Market volatility       -Market volatility       -Market volatility
 normally affect     - Securities selection   -Securities selection    -Securities selection    -Securities selection
 the Portfolio?      - Active trading         -Medium sized companies  -Illiquidity             -Non-diversified status
                     - Growth stocks          -Foreign exposure        -Interest rate           -Foreign exposure
                                              -Emerging markets         fluctuations            -Technology sector
                                              -Growth stocks           -Small and medium sized  -Growth stocks
                                              -Non-diversified status   companies
                                              -Active trading          -Credit quality
                                                                       -Derivatives
                                                                       -Hedging
                                                                       -Emerging markets
                                                                       -Growth stocks
                                                                       -Active trading
                                                                       -Technology sector
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.


DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.


     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.


     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.


     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.


     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.


     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.


     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (PIK) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.


HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and iShares(SM) (formerly World Equity Benchmark Shares or WEBS)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.


SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES: A short sale involves the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as

U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.



NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.



SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.



SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.



TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2001, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:


                      PORTFOLIO                          FEE
                      ---------                          ---
Global Bond Portfolio.................................  0.69%
SunAmerica Balanced Portfolio.........................  0.59%
Growth-Income Portfolio...............................  0.53%
Alliance Growth Portfolio.............................  0.60%
MFS Mid-Cap Growth Portfolio..........................  0.75%
Aggressive Growth Portfolio...........................  0.66%
Marsico Growth Portfolio..............................  0.85%*


           --------------------------

           * For the period December 29, 2000 (commencement of operations) through January 31, 2001.



INFORMATION ABOUT THE SUBADVISERS



ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance Capital) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 43 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico, founded in September 1997 by Thomas F. Marsico, is a full service investment advisory which provides investment management services to various mutual funds and private accounts.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.


SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.


PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.


----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson, a Managing
                                                               Managing Director and      Director and senior
                                                               Senior Portfolio Manager   portfolio manager for
                                                                                          international fixed
                                                                                          income in the London
                                                                                          office, joined GSAM-
                                                                                          International in
                                                                                          December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.


                                                             - James Cielinski            Mr. Cielinski, an
                                                               Portfolio Manager          Executive Director,
                                                                                          joined GSAM-
                                                                                          International in 1998
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Philip Gardner             Mr. Gardner, an
                                                               Portfolio Manager          Executive Director,
                                                                                          joined GSAM-
                                                                                          International in 1997
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent eight years at
                                                                                          Macquarie Bank in
                                                                                          Australia where he was
                                                                                          responsible for
                                                                                          managing the bank's
                                                                                          currency overlay
                                                                                          service and fixed
                                                                                          income portfolios.


                                                             - Philip Moffitt             Mr. Moffitt, an
                                                               Portfolio Manager          Executive Director and
                                                                                          Senior Currency
                                                                                          Portfolio Manager,
                                                                                          joined GSAM-
                                                                                          International in 1999
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.


                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager           Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                     Senior Vice President and  as a research analyst
                                                               Portfolio Manager          in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.


                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manage           a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                               Senior Vice President and  firm in 1998 as a Vice
                                                               Portfolio Manager          President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Global Bond Portfolio

   11/30/96                                               $11.02      $0.59         $ 0.54         $ 1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   1/31/00                                                 11.95       0.42          (0.66)         (0.24)
   1/31/01                                                 10.83       0.45           0.63           1.08

   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                                10.00       0.10           1.03           1.13
   11/30/97                                                11.13       0.23           2.15           2.38
   11/30/98                                                13.45       0.30           2.33           2.63
   1/31/99#                                                15.61       0.05           1.58           1.63
   1/31/00                                                 17.24       0.36           1.80           2.16
   1/31/01                                                 19.06       0.36          (1.46)         (1.10)

   Growth-Income Portfolio

   11/30/96                                                13.71       0.18           3.48           3.66
   11/30/97                                                16.82       0.17           4.69           4.86
   11/30/98                                                20.82       0.17           4.33           4.50
   1/31/99#                                                24.23       0.02           3.63           3.65
   1/31/00                                                 27.88       0.16           4.75           4.91
   1/31/01                                                 31.24       0.19          (0.65)         (0.46)

   Alliance Growth Portfolio

   11/30/96                                                15.63       0.08           4.07           4.15
   11/30/97                                                18.73       0.16           4.76           4.92
   11/30/98                                                22.56       0.07           7.77           7.84
   1/31/99#                                                28.04       0.00           7.22           7.22
   1/31/00                                                 35.26      (0.04)          4.46           4.42
   1/31/01                                                 36.58      (0.04)         (3.40)         (3.44)

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Global Bond Portfolio
   11/30/96                                            $      (0.75)     $   --      $11.40     10.94%    $ 68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   1/31/01                                                    (0.70)         --       11.21     10.35      139,528
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                                      --          --       11.13     11.30       10,224
   11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                      --          --       17.24     10.44      194,878
   1/31/00                                                    (0.12)      (0.22)      19.06     12.76      509,054
   1/31/01                                                    (0.22)      (0.10)      17.64     (5.88)     575,039
   Growth-Income Portfolio
   11/30/96                                                   (0.12)      (0.43)      16.82     27.41      325,463
   11/30/97                                                   (0.13)      (0.73)      20.82     30.11      622,062
   11/30/98                                                   (0.13)      (0.96)      24.23     21.91     1,019,590
   1/31/99#                                                      --          --       27.88     15.06     1,206,113
   1/31/00                                                    (0.15)      (1.40)      31.24     18.37     1,828,340
   1/31/01                                                    (0.13)      (1.60)      29.05     (1.63)    1,931,070
   Alliance Growth Portfolio
   11/30/96                                                   (0.04)      (1.01)      18.73     28.05      381,367
   11/30/97                                                   (0.05)      (1.04)      22.56     27.80      704,533
   11/30/98                                                   (0.06)      (2.30)      28.04     35.92     1,396,140
   1/31/99#                                                      --          --       35.26     25.75     1,864,924
   1/31/00                                                    (0.05)      (3.05)      36.58     14.09     2,875,413
   1/31/01                                                       --       (4.94)      28.20    (10.17)    2,810,098

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                         ENDED                           ASSETS           NET ASSETS    TURNOVER
   --------------------------------------------------  ------------------------------------------
   Global Bond Portfolio
   11/30/96                                                 0.89%            5.44%         223%
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                 0.97+            3.65+          30
   1/31/00                                                  0.84             3.68          189
   1/31/01                                                  0.81(1)          4.07(1)       202
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                                 1.00+(2)         1.92+(2)       40
   11/30/97                                                 1.00             1.82          143
   11/30/98                                                 0.78             2.10          111
   1/31/99#                                                 0.75+(1)         1.72+(1)       26
   1/31/00                                                  0.66             2.01          197
   1/31/01                                                  0.64             1.87          333
   Growth-Income Portfolio
   11/30/96                                                 0.72             1.21           82
   11/30/97                                                 0.65             0.89           44
   11/30/98                                                 0.60             0.78           53
   1/31/99#                                                 0.60+            0.55+          16
   1/31/00                                                  0.56             0.56           43
   1/31/01                                                  0.57             0.60           52
   Alliance Growth Portfolio
   11/30/96                                                 0.71             0.51          121
   11/30/97                                                 0.65             0.37          110
   11/30/98                                                 0.58             0.27           90
   1/31/99#                                                 0.63+           (0.01)+         11
   1/31/00                                                  0.63            (0.11)          77
   1/31/01                                                  0.64            (0.10)         101


---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and January 31, 2001, respectively.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------
    Global Bond..................................  0.89%   0.90%   0.85%    0.97%    0.84%    0.81%
    SunAmerica Balanced..........................  1.43+   1.00    0.78     0.75     0.66     0.64
    Growth-Income................................  0.72    0.65    0.60     0.60     0.56     0.57
    Alliance Growth..............................  0.71    0.65    0.58     0.63     0.63     0.64

                                                             NET INVESTMENT INCOME (LOSS)
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------
    Global Bond..................................  5.44%   4.70%   4.27%    3.65%    3.68%    4.07%
    SunAmerica Balanced..........................  1.49+   1.82    2.10     1.72     2.01     1.87
    Growth-Income................................  1.21    0.89    0.78     0.55     0.56     0.60
    Alliance Growth..............................  0.51    0.37    0.27    (0.01)   (0.11)   (0.10)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------
   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                      $10.00      $(0.01)       $ 5.84         $ 5.83     $         --      $(0.23)     $15.60
   1/31/01                       15.60       (0.04)         3.76           3.72               --       (0.33)      18.99

   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                      10.00        0.02          0.34           0.36               --          --       10.36
   11/30/97                      10.36        0.01          1.40           1.41            (0.01)         --       11.76
   11/30/98                      11.76        0.04          0.52           0.56               --          --       12.32
   1/31/99#                      12.32          --          3.20           3.20               --          --       15.52
   1/31/00                       15.52          --          8.59           8.59            (0.03)      (1.36)      22.72
   1/31/01                       22.72        0.05         (3.09)         (3.04)              --       (1.96)      17.72

   Marsico Growth Portfolio

   12/29/00-
   1/31/01                       10.00        0.01          0.53           0.54               --          --       10.54

                                            NET                                       RATIO OF NET
                                           ASSETS          RATIO OF                    INVESTMENT
                                           END OF        EXPENSES TO                   INCOME TO
            PERIOD              TOTAL      PERIOD        AVERAGE NET                    AVERAGE                PORTFOLIO
             ENDED            RETURN***   (000'S)           ASSETS                     NET ASSETS              TURNOVER
   -------------------------  ------------------------------------------------------------------------------------------
   MFS Mid-Cap Growth Portfo
   4/1/99-
   1/31/00                      58.26%    $ 81,636        1.15%+(1)(4)              (0.13)%+(1)(4)                108%
   1/31/01                      23.97      367,523                0.82(3)                    (0.20)(3)            146

   Aggressive Growth Portfol
   6/3/96-
   11/30/96                      3.60       35,124                1.05+(4)                    0.46+(4)             47
   11/30/97                     13.62      103,603                0.90                       (0.13)               221
   11/30/98                      4.76      133,183                0.83                        0.32                268
   1/31/99#                     25.97      182,313                0.82+                       0.13+                29
   1/31/00                      60.62      450,073                0.75                        0.02                131
   1/31/01                     (14.88)     495,826                0.70                        0.23                263

   Marsico Growth Portfolio
   12/29/00-
   1/31/01                       5.40        5,596                1.00+(2)(4)                   0.73+(3)(4)        10


---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized


    (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.



    (2) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.



    (3)  Gross of custody credits of 0.01%



    (4) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:



                                                      EXPENSES                              NET INVESTMENT INCOME(LOSS)
                                    --------------------------------------------   ----------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00   1/01    11/96   11/97   11/98   1/99+   1/00     1/01
                                    --------------------------------------------   ----------------------------------------------
    MFS Mid-Cap Growth...........     --%     --%     --%     --%   1.19%+ 0.82%     --%     --%     --%     --%   (0.17)%+ (0.20)%
    Aggressive Growth............   1.09+   0.90    0.83    0.82    0.75   0.70    0.42+   (0.13)  0.32    0.13     0.02     0.23
    Marsico Growth...............     --      --      --      --     --    4.73+     --      --      --      --       --    (3.00)+

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.


Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238